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                                                                    EXHIBIT 10.9

                                                                [EXECUTION COPY]

                                 AMENDMENT NO. 1
                    TO AMENDED AND RESTATED CREDIT AGREEMENT

     THIS AMENDMENT NO. 1 dated as of April 24, 2003 (this "Amendment") is entered into among CARMAX AUTO SUPERSTORES, INC., a Virginia corporation (the "Borrower"), CARMAX, INC., a Virginia corporation (the "Company"), DAIMLERCHRYSLER SERVICES NORTH AMERICA LLC, a Michigan limited liability company ("DCSNA"), in its capacity as a Lender and as agent for the Lenders, and TOYOTA MOTOR CREDIT CORPORATION, a California corporation, in its capacity as a Lender (together with DCSNA in such capacity, the "Lenders").

     WHEREAS, the Borrower, the Company, the Lenders and DCSNA, as agent (in such capacity, the "Agent"), are parties to an Amended and Restated Credit Agreement dated as of February 10, 2003 (the "Existing Credit Agreement"); and

     WHEREAS, the Borrower and the Company have requested that the Lenders amend the Existing Credit Agreement on the terms and conditions set forth in this Amendment;

     NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto agree as follows:

     SECTION 1. DEFINITIONS.

     All capitalized terms used but not defined in this Amendment have the meanings assigned thereto in the Existing Credit Agreement.

     SECTION 2. AMENDMENTS TO EXISTING CREDIT AGREEMENT.

     Section 9.7 of the Existing Credit Agreement is hereby amended by deleting the word "and" at the end of subsection (g) of such section, by deleting subsection (h) of such section in its entirety and by adding the following subsections at the end of such section (solely for convenience, changed text is italicized):

          (h) all obligations, contingent or otherwise, with respect to the face amount of letters of credit (whether or not drawn) issued in connection with workers' compensation laws or similar legislation, provided that the aggregate stated amount of such letters of credit at any time outstanding shall not exceed $20,000,000; and

          (i) other Indebtedness, in addition to the Indebtedness listed above, in an aggregate principal amount not at any time exceeding $5,000,000.

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     SECTION 3. AGREEMENT IN FULL FORCE AND EFFECT.

     Except as specifically amended by this Amendment, all of the terms and conditions of the Existing Credit Agreement shall remain in full force and effect. All references to the "Credit Agreement" in any other document or instrument shall be deemed to mean the Existing Credit Agreement as amended by this Amendment. This Amendment shall not constitute a novation of the Existing Credit Agreement. The parties hereto agree to be bound by the terms and obligations of the Existing Credit Agreement, as amended by this Amendment, as though the terms and obligations of the Existing Credit Agreement were set forth herein.

     SECTION 4. CONDITIONS PRECEDENT.

     This Amendment shall not become effective until the Agent shall have executed this Amendment and shall have received counterparts of this Amendment executed by the Borrower, the Company and each of the Lenders.

     SECTION 5. GOVERNING LAW.

     This Amendment shall be a contract made under and governed by the laws of the State of Michigan applicable to contracts made and to be performed entirely within such State.

     SECTION 6. COUNTERPARTS.

     This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same agreement.

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     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed and delivered by a duly authorized officer as of the day and year first above written.

                                          CARMAX AUTO SUPERSTORES, INC.

                                          By     /s/ Keith D. Browning
                                             -----------------------------------
                                             Title     EVP and CFO
                                                   -----------------------------

                                          CARMAX, INC.

                                          By     /s/ Keith D. Browning
                                             -----------------------------------
                                             Title     EVP and CFO
                                                   -----------------------------

                                          DAIMLERCHRYSLER SERVICES NORTH
                                          AMERICA LLC, as Agent and as a Lender

                                          By     /s/ R. D. Knight
                                             -----------------------------------
                                             Title     VP Credit
                                                   -----------------------------

                                          TOYOTA MOTOR CREDIT CORPORATION,
                                          as a Lender

                                          By     /s/ P. Reid Boozer
                                              ----------------------------------
                                             Title    National Accounts Mgr.
                                                   -----------------------------

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